UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(AMENDMENT NO. 1 )

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Filed by the Registrant

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Filed by a Party other than the Registrant

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))

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Definitive Information Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

REAL VALUE ESTATES, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Nevada	26-1616719
(State of Incorporation)	(Employer Identification Number)

3970 Casa Blanca Road

Reno, Nevada, 89502

775-200-0505

(Address of Registrant’s Principal Office)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:  Common Stock:  Par Value $0.0001

(2)

Aggregate number of securities to which transaction applies:

 Not Applicable.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):  Not Applicable

(4)

Proposed maximum aggregate value of transaction:

Not Applicable

(5)

Total fee paid:

Not Applicable

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Fee paid previously with preliminary materials:

Not applicable

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

REAL VALUE ESTATES, INC.

3970 Casa Blanca Road

Reno, Nevada  89502

(775) 200-0505

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing:  ________, 2010

NO VOTE OR ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

General Information

To the Stockholders of Real Value Estates, Inc.

This Preliminary Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and, once effective, a definitive Information Statement will be furnished to the holders of our outstanding shares of common stock on the Record Date and is being furnished to the holders of the outstanding shares of common stock of Real Value Estates, Inc., a Nevada corporation as of the Record Date. The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved the following Corporate Actions.

This Preliminary Information Statement has been filed with the Securities and Exchange Commission, and once effective, a definitive Information Statement will be furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the Company’s common stock, par value $0.0001 per share (the "Common Stock"), as of March 12, 2010 (the “Record Date”) to notify such stockholders that as of the Record Date, the Company  has obtained the written consent of the stockholders holding a majority of the outstanding voting rights  (the "Consent").   Accordingly, your approval is not required and is not being sought.

The Consent provides that:

1.

The Company shall amend its certificate of incorporation to change its name from Real Value Estates, Inc. to Global Power and Water Industries, Corp.

2.   The Company shall amend its certificate of incorporation to increase the number of authorized shares of its common stock from 100 million shares $0.0001 par value to 1.5 billion shares   of common stock, $0.0001 par value

3

The Company shall amend its certificate of incorporation to provide for a 74:1 forward split of its common stock.

The foregoing are hereby referred to as the (“Corporate Actions”)

Please read this notice carefully.  It describes the reason for our name change, the change in the Company’s capitalization as well as the forward split of our common stock.  Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”).  These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, NE, Washington, D.C. 20549.  DC 20549.  The Commission also maintains a web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

EFFECTIVE DATE OF CORPORATE ACTIONS

The Effective Date of the Share Increase (the ‘‘Effective Date’’) will be 5:00 p.m. on the date the Amended Certificate of Incorporation is accepted and recorded by the Nevada Secretary of State, which is anticipated to be on or after ______________, 2010 but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

POTENTIAL ANTI-TAKEOVER EFFECTS OF CORPORATE ACTIONS

 Some of the Corporate Actions discussed herein may have an over-all effect of making it more difficult to complete a possible acquisition proposal, merger or assumption of control by a principal stockholder and in turn, may make it more difficult to remove the then incumbent management. While it is possible that management could use these provisions to resist or frustrate a third-party transaction as described above, we have no current plans relating to any proposed takeover, have no knowledge of any proposed takeover attempts, nor did we intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ any action set forth herein as anti-takeover devices or for the goal of entrenching the incumbent management and we do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

STOCKHOLDER RIGHTS

Nevada statutes provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special shareholder meeting and in order to  accomplish the purposes as herein described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the Company’s outstanding voting securities.  When an action is authorized by written consent, a shareholders meeting is not required.

As the holders of a majority of the Company’s outstanding voting securities have already approved the Corporate Actions by written consent, the Company is not seeking approval for the Corporate Actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Corporate Actions as required by the Securities Exchange Act of 1934 (the “ Exchange Act”).

The Company’s Board approved the Corporate Actions effective March 12, 2010 and fixed March 12, 2010 as the Record Date for determining the stockholders entitled to give written consent to the Corporate Actions. As of March 12, 2010, the majority stockholders who voted for the Corporate Actions held an aggregate of 5,508,550 shares of the Company’s outstanding common stock, being equal to 86.34% of the number of shares then outstanding.  The number of votes cast in favor of the Corporate Actions was sufficient for approval.

Of the votes cast in favor of the Corporate Actions,  Peter Matousek, the holder of 4,000,000 shares of our common stock and Donald Lynch, the holder of 1,000,000 shares of our common stock voted in favor of the Corporate Actions.  There was no other shareholder owning more than 10% of our issued and outstanding shares of common stock voting in connection with the Corporate Actions.

As of the Record Date, there were 6,380,200 shares of Common Stock issued and outstanding.  Only holders of our common stock as of the Record Date were entitled to vote on the Corporate Actions.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

No Dissenters' Rights

Neither Nevada statutes, the Company's Articles of Incorporation nor By-laws provide for dissenters’ rights of appraisal in connection with the Corporate Actions proposed in this Information Statement.

This Information Statement will be mailed on or about ______________ to those persons who were stockholders of the Company as of the close of business on the Record Date. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the change in the Company’s capital structure cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company's stockholders. We anticipate that the Amendment will be filed with the Nevada Secretary of State and become effective on or after April____, 2010.

Corporate officers and directors

There was no opposition by any Board member for approval of the Corporate Actions.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this Information Statement, exhibits and associated documents are “forward-looking” statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

/s/ Dennis T. Kushner

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Dennis T. Kushner, President

CORPORATE ACTION NO. 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO GLOBAL POWER AND WATER INDUSTRIES, CORP.

Reason for Name Change:

When we were incorporated in December 2007 our focus was to develop a website related to the residential real estate foreclosure market, containing an online social network for those involved in foreclosures, an online database with residential real estate foreclosure property listings and a knowledge base with educational and informational materials about the foreclosure market. Our plan was to include foreclosure listings searchable by state, county and city throughout the United States. We were not successful with this business.

On March 12, 2010 the Company entered into a Share Exchange Agreement with Global Power and Water Industries, Inc. (“Global Power”) which provides in part for us to acquire all of the issued and outstanding shares of common stock of Global Power. A condition precedent to closing the transaction is to change our corporate name to Global Power and Water Industries, Corp.

With the acquisition of Global Power, our focus will be to pursue emerging opportunities in the field of solar energy. Our initial focus will be the development and installation of high-efficiency concentrator solar cell arrays, thermal electric technologies and advanced tracking systems in China.

Our Board of Directors believes that the name change is necessary to more accurately reflect the Company’s new business operations. The name change will assist shareholders, prospective investors and analysts in understanding our new business model by eliminating confusion with respect to our prior activities.

Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved an amendment to our certificate of incorporation to change the Company’s name to Global Power and Water Industries, Corp. (or similar name) to more accurately reflect the Company’s new business focus.

CORPORATE ACTION NO.2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 100,000,000 SHARES OF COMMON STOCK, $0.0001 PAR VALUE AND 50,000,000 SHARES OF PREFERRED STOCK, $0.0001 PAR VALUE TO 1,500,000,000 (1.5 BILLION) SHARES OF COMMON STOCK, $0.0001 PAR VALUE AND 50,000,000 SHARES OF PREFERRED STOCK, $0.0001 PAR VALUE.

Current Capital Structure and as Amended:

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.0001 par value per share and 50,000,000 shares of preferred stock, $0.0001 par value per share. We propose to amend our Certificate of Incorporation to increase the number of common shares we are authorized to issue to 1.5 billion shares. There will be no increase in the number of authorized shares of our Preferred Shares.

Reasons for the Share Increase:

Our Board of Directors believe it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock in connection with such potential issuances and such other purposes as the Board determines to be in the best interests of the Company.  The shares of our common stock to be issued to the Global Power shareholders will be identical to the shares of common stock currently authorized by the Company.

Pursuant to our agreement with Global Power, we are obligated to issue 800,000,000 shares of our common stock.  We are also required to forward split our common stock on a 74:1 basis. In addition to satisfying certain conditions precedent with respect to the acquisition of Global Power, our Board believes that the increase in the number of authorized common stock will afford the Company greater flexibility in seeking capital and other potential acquisition targets. Except with respect to the acquisition of Global Power, we have no other plans, understandings, agreement or commitments to issue shares of common stock for any purposes.

Effect of the Share Increase:

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.

The issuance of additional shares of our common stock in connection with the Global Power transaction will likely have a dilutive effect on earnings per share.  With the issuance of additional shares of common stock voting power of existing security holders will be adversely affected. In addition the market price of our common stock may be adversely affective, even without consideration of the 74:1 forward stock split.

Preferred Shares:

We are not increasing the number of authorized shares of our preferred stock.  Our Board of Directors will retain the right, without shareholder consent, to divide the preferred shares into one or more series and to fix and determine the rights, qualifications, preferences and limitation of any class our preferred shares.

 Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100 million $0.0001 par value to 1.5 billion shares of common stock $0.0001 par value.

CORPORATE ACTION NO. 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE A 74:1 FORWARD SPLIT OF OUR COMMON STOCK.

Purpose of the Stock Split:

Our Board of Directors has determined that it is in our best interest to approve a forward split of our common stock on a 74:1 basis (the “Stock Split”), so that for every one outstanding share of common stock before the Stock Split shall represent 74 shares of common stock after the Stock Split with all fractional shares rounded up to the next whole share. The 74:1 forward stock split is also a condition to closing set forth in the Share Exchange Agreement with Global Power.  Similarly, if we do not amend our certificate of incorporation to increase the number of authorized shares of our common stock, we will not have a sufficient number of authorized shares of common stock to close transaction with Global Power. The Board of Directors believes that Stock Split will result in greater liquidity for the Company’s common stock and that the Company’s stockholders will benefit from greater liquidity. As a result of the Stock Split, our common stock will likely trade in a less expensive price range making it more attractive to prospective investors.

Principal Effects of the Stock Split:

On the effective date of the Stock Split, each one share of our common stock issued and outstanding immediately prior to the Stock Split effective date (the “Old Shares”) will automatically and without any action on the part of the stockholders be converted into 74 shares of our common stock (the “New Shares”).

Corporate Matters:

The Stock Split will have the following effects on the number of shares of Common Stock outstanding:

•

in a 74 for-one forward stock split, every one of our Old Shares owned by a stockholder would be exchanged for 74 New Shares; and

•

the number of shares of our Common Stock issued and outstanding will be increased from 6,380,200 shares to 472,134,800 shares.

The Stock Split will be effected simultaneously for all of our outstanding shares of common stock and the exchange ratio will be the same for all of our outstanding common stock. The Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

There will be no Stock Split with respect to our Preferred Shares.

Effect on Market Price of our Common Stock:

The market price of our common stock may fall proportionally to the increase in the number of shares outstanding as a result of the Stock Split. However, stockholders should note that the effect of the Stock Split upon the market price for our common stock cannot be accurately predicted. Furthermore, there can be no assurance that the market price of our common stock immediately after the Stock Split will be maintained for any period of time. Moreover, because some investors may view the Stock Split negatively, there can be no assurance that the Stock Split will not adversely impact the market price of our common stock or, alternatively, that the market price following the Stock Split will either exceed or remain in excess of the current market price.

Fractional Shares:

No scrip or fractional share certificates will be issued in connection with the Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 74:1 stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Accounting Matters:

The Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Stock Split, the stated capital on our balance sheet attributable to our common stock will be increased in proportion to the Stock Split ratio (that is, in a 74-for-one stock split, the stated capital attributable to our common stock will be increased to 74 times the number of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of our common stock will also be decreased because there will be more shares of our common stock outstanding.

The Company is currently authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares that the Company is authorized to issue is 150,000,000 shares, $0.0001 par value.  The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue is 50,000,000 shares.  The Board of Directors of the Company is  authorized to provide for the issuance  of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by Nevada statutes.   Effective upon filing of this Certificate of Amendment to the Certificate of Incorporation, each one (1) outstanding share of common stock shall be forward split into 74 shares of Common Stock.

 General Effect of the Forward Split:

The New Common Stock will not be different from the common stock held by our shareholders prior to the Forward Split.  The holders of the New Common Stock will have the same relative rights following the Effective Date as they had before the Effective Date.

 As a result of the Forward Split, every one (1) share of common stock outstanding on the effective date of the Forward Split will be exchanged for 74 post-Forward Split shares of our common stock ("New Common Stock").  No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Forward Split will receive a whole share of common stock rounded up to the next highest whole number. The rounding up of any fractional shares which would result from the Forward Stock Split will result in an insignificant increase in the number of issued and outstanding shares of common stock.  However, there will not be an increase in the number of shareholders as a result of the Forward Stock Split.

No Dissenters Rights

In connection with the approval of the Forward Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Nevada statutes, the Articles of Incorporation or bylaws.

 Effective Date:

The Stock Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

 Exchange of Stock Certificates and Elimination of Fractional Share Interests:

We will not require our shareholders,  but our shareholders will have the option, to exchange  their certificates representing common stock outstanding prior to the Forward Stock Split Proposal (referred to hereinafter as “Pre-Split Shares”) for new certificates representing common stock after the Forward Stock Split Proposal (referred to hereinafter as “Post-Split Shares”).  Our Transfer Agent will accept for transfer either the Pre-Split or the Post-Split Shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Stock Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds common stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Stock Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated there under, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Stock Split. The aggregate tax basis of the New Shares received in the Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

We can give no assurance that the tax treatment described herein will remain unchanged. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Stock Split, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences or facts prove not to be as anticipated and described herein, the result could be increased taxation at the stockholder level.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Stock Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Preferred Shares:

There will be no forward split of our preferred shares.

Approval:

Our Board of Directors and the holders of a majority of our outstanding voting securities have approved the 74:1 forward split of our Common Stock.

Additional Information

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

 INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we filed with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our quarterly reports on Form 10-Q for the quarterly periods ended February 28, 2009, August 31, 2009, November 30, and our annual report of form 10-K for the year ended May 31, 2009.  Our Form 8-k filed March 12, 2010.  You may request a copy of these filings at no cost, by writing or telephoning us at the following address:  Real Value Estates, Inc.  3970 Casa Blanca Road, Reno, Nevada 89502, telephone number 775-200-0505.

Dated: April 9, 2010

Real Value Estates, Inc.

/s/ Dennis T. Kushner

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 Dennis T. Kushner, President

EXHIBIT A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION

 REAL VALUE ESTATES, INC.

ARTICLE 1 of the Certificate of Incorporation is hereby amended as follows:

The Name of the Corporation is:  Global Power and Water Industries, Corp.

ARTICLE 3 of the Certificate of Incorporation is hereby amended as follows:

The aggregate number of shares of common stock that the Corporation will have authority to issue is One Billion, Five Hundred Million (1,500,000,000) par value $0.0001 par value (“Common Shares”) and Fifty Million (50,000,000) shares will be preferred stock, with a par value of $0.0001 per share ("Preferred Stock").

Effective upon filing of this Certificate of Amendment to the Certificate of Incorporation, each one (1) outstanding share of Common Stock shall be forward split into 74 shares of Common Stock.

The Preferred Stock may be divided into and issued in series.  The Board of Directors of the  Corporation is authorized to divide the  authorized  shares of Preferred Stock into one or more series, each of which shall be so designated as to  distinguish  the  shares  thereof  from the  shares of all other  series and classes.  The Board of Directors of the  Corporation is  authorized,  within any limitations  prescribed  by law  and  this  Article,  to fix and  determine  the designations, rights, qualifications,  preferences, limitations and terms of the shares  of any  series of  Preferred  Stock  including  but not  limited  to the following.

The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(a)

Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(b)

The amount   payable upon shares in the event of voluntary or involuntary liquidation;

(c)

Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(d)

The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(e)

Voting powers,  if any, provided that if any of the Preferred Stock or series  thereof  shall have voting  rights,  such  Preferred  Stock or series  shall  vote only on a share for share  basis  with the  Common Stock on any  matter,  including  but not  limited to the  election of directors,  for which such Preferred  Stock or series has such rights;  and

(f)

Subject  to  the   foregoing,   such  other   terms,   qualifications, privileges,   limitations,   options,  restrictions,  and  special  or  relative rights and  preferences,  if any, of shares or such series as the Board of Directors of the Corporation  may, at the time so acting, awfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other  distribution  (unless  payable  solely in shares of Common Stock or other class  of  stock  junior  to  the  Preferred  Stock  as  to  dividends  or  upon liquidation)  in respect of Common Stock, or other class of stock junior to the Preferred  Stock, nor shall it  redeem, purchase or otherwise  acquire  for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the  current period (and in the case of cumulative dividends,  if any, payable to holders of  Preferred Stock for the current  period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment,  in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the even of the  liquidation of the  Corporation,  holders of Preferred Stock shall be entitled to receive,  before any payment or  distribution on the Common Stock  or  any  other  class  of  stock  junior  to  the  Preferred  Stock  upon liquidation,  a  distribution  per  share  in  the  amount  of  the  liquidation preference,  if any,  fixed or determined  in accordance  with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease nor exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be liquidation for the purposes of this Article.

The foregoing Certificate of Amendment to the Certificate of Incorporation was authorized by the Company’s Board of Directors on March 12, 2010 and approved by the written consent of the holders of a majority of the Company’s shareholders owning a majority of the outstanding issued and outstanding voting shares.

The number of votes cast in favor of the amendment was sufficient for approval.

This Certificate of amendment is dated the ______ day of _______, 2010

/s/ Dennis T. Kushner

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Dennis T. Kushner, President